                            INDIVIDUAL MORTGAGE LOANS
                   (PRINCIPAL COMMERCIAL FUNDING, LLC - PWR13)

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REP. NO. 4 - LIEN: VALID ASSIGNMENT
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     LOAN NO. - 754799 (K-MART PLAZA)
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     EXPLANATION:
     The survey for the Mortgage Loan shows that there are 883 parking spaces with the ability to add an additional 63 parking spaces. The current parking requirement is estimated to be 1,053. The zoning provisions provide that if a casualty is greater than 60%, then the property would need to be built in compliance with current code. The LTV for the Mortgage Loan is
     63.3%.

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REP. NO. 12 - ENVIRONMENTAL CONDITIONS
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     LOAN NO. - 754799 (K-MART PLAZA)
     --------------------------------

     EXPLANATION:
     The Phase II was completed on September 26, 2005. The Mortgage Loan was previously the site of a dry cleaning facility and contains dissolved PCE contaminated soil and groundwater. The Mortgage Loan has been entered into the Florida Department of Environmental Protection Drycleaning Solvent
     Cleanup Program (the "Program") and will be investigated and cleaned up by the state under the Program. The Florida Department of Environmental
     Protection has given the Property a score of 92. At this time, only sites with scores of 117 and higher are being tasked for assessment and remediation. As of June 2006, the Mortgage Loan is ranked #365 out of 1,321 sites. The Phase II was completed on September 26, 2005.

     LOAN NO. - 755098 (1315 SOUTH PLEASANTBURG DRIVE)
     -------------------------------------------------

     EXPLANATION:
     The Mortgaged Property had two 12,000 gallon gasoline UST's that were moved from the site in 2004. Ground water testing detected contamination of benzene at 460 ppb and of MTBE at 3,200 ppb. The South Carolina Department
     of Health & Environmental Control ("SCDHEC") identified Spinx Company, a prior operator ("Spnix"), as the responsible party of the site. The site entered the State Underground Petroleum Environmental Response Bank
     ("SUPERB Act") in August of 2004. The SUPERB Act requires responsible parties to pay the first $25,000 of costs and the fund will pay up to $1 million in remediation costs. The SUPERB Fund is funded by proceeds from gasoline sales. According to the SUPERB Act, "A person who acquires title to any property on which an underground storage tank has been removed is not responsible for site rehabilitation actions other than necessary abatement

     actions to eliminate any imminent threat to human health, safety or the environment." The SCDHEC required Spinx to do a Tier I Assessment to detail groundwater flow direction and rates and determine whether any sensitive receptors would be impacted. This Tier I Assessment was due on February 28,
     2006. This has not yet been received, because on January 13, 2006 Spinx filed an appeal with the SCDHEC on the grounds that the former owner/operator had installed four observation wells around the site's tank pad in 1998 during original construction. Spinx believes the storm water runoff from the parking lot and an adjacent Pleasantburg Drive is the source of the detected contamination. The LTV on the Mortgage Property is
     58.3% and Inland American Real Estate Trust is on the hook for the environmental carveouts.

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REP. NO. 17 - LOCAL LAW COMPLIANCE
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     LOAN NO. - 754799 (K-MART PLAZA)
     --------------------------------

     EXPLANATION:
     The Mortgage Loan has a legal non-conforming use because the property is
     170 spaces short of the 1,053 required by the code. The survey for the Loan shows that there is sufficient space to add the necessary spaces if necessary. The zoning provisions provide that if a casualty is greater than
     60%, then the property would need to be built in compliance with current code. The LTV for the Mortgage Loan is 63.3%.

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REP. NO. 34- SINGLE PURPOSE ENTITY
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     LOAN NO. - 754330 (BRANDYWINE & FOUNTAIN TERRACE APARTMENTS)
     ------------------------------------------------------------

     EXPLANATION:
     The Borrower is comprised of four entities and three are not single purpose entities. Baldev Raj Sharma and Sudesh Sharma are husband and wife and hold title to Fountain Terrace apartments as individuals. Brandywine Apartments are owned by Sharma Estates LP (80%) and Brandywine Gardens, Inc. (20%).
     Brandywine Apartments is a single purpose entity, but Brandywine Gardens,
     Inc. is not. Brandywine Gardens, Inc. is controlled by Baldev Raj Sharma.
     The LTV is 47% and the loan is structured on a 15 year amortization.

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REP. NO.44- OPERATING STATEMENTS
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     LOAN NO. - 754493 (ONE CITY CENTER)
     -----------------------------------

     EXPLANATION:
     The Mortgage Loan does not require quarterly operating statement and rent rolls. The property is 48% leased to Georgian Bank until 8/13/2016 and a tenant related to the borrowing entity takes another 26% of the space until
     6/30/2013.

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